EXHIBIT 99.2

ALL INFORMATION IN THE FOLLOWING TABLES IS PRESENTED ON A GAAP BASIS, UNLESS OTHERWISE INDICATED.

(PRELIMINARY)
                    AMERICAN EXPRESS COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                           (UNAUDITED)
(MILLIONS)


                                                                               QUARTERS ENDED
                                                                                  MARCH 31,
                                                                  --------------------------------------        PERCENTAGE
                                                                        2003                 2002               INC/(DEC)
                                                                  -----------------     ----------------     -----------------
REVENUES
  DISCOUNT REVENUE                                                 $         1,976      $         1,845                  7.1 %
  INTEREST AND DIVIDENDS, NET                                                  767                  758                  1.2
  MANAGEMENT AND DISTRIBUTION FEES                                             520                  597                (12.9)
  SECURITIZATION INCOME                                                        486                  383                 26.9
  NET CARD FEES                                                                451                  423                  6.6
  CARDMEMBER LENDING NET FINANCE CHARGE REVENUE                                458                  405                 13.1
  TRAVEL COMMISSIONS AND FEES                                                  340                  328                  3.7
  OTHER REVENUES                                                             1,025                1,020                  0.5
                                                                  -----------------     ----------------
    TOTAL REVENUES                                                           6,023                5,759                  4.6
EXPENSES
  HUMAN RESOURCES                                                            1,490                1,478                  0.8
  PROVISION FOR LOSSES AND BENEFITS                                          1,110                1,159                 (4.1)
  MARKETING AND PROMOTION                                                      364                  362                  0.7
  INTEREST                                                                     230                  271                (14.9)
  OTHER OPERATING EXPENSES                                                   1,833                1,644                 11.4
  RESTRUCTURING CHARGES                                                          -                  (13)                   -
                                                                  -----------------     ----------------
    TOTAL EXPENSES                                                           5,027                4,901                  2.6
                                                                  -----------------     ----------------
PRETAX INCOME                                                                  996                  858                 16.0
INCOME TAX PROVISION                                                           304                  240                 26.4
                                                                  -----------------     ----------------
NET INCOME                                                        $            692      $           618                 12.0 %
                                                                  =================     ================

(PRELIMINARY)
                    AMERICAN EXPRESS COMPANY
              CONDENSED CONSOLIDATED BALANCE SHEETS
                           (UNAUDITED)
(BILLIONS)


                                                                     MARCH 31,           DECEMBER 31,
                                                                        2003                 2002
                                                                  -----------------     ----------------
ASSETS
  CASH AND CASH EQUIVALENTS                                       $              8      $            10
  ACCOUNTS RECEIVABLE                                                           28                   29
  INVESTMENTS                                                                   54                   54
  LOANS                                                                         27                   28
  SEPARATE ACCOUNT ASSETS                                                       21                   22
  OTHER ASSETS                                                                  15                   14
                                                                  -----------------     ----------------
    TOTAL ASSETS                                                  $            153      $           157
                                                                  =================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY
  SEPARATE ACCOUNT LIABILITIES                                    $             21      $            22
  SHORT-TERM DEBT                                                               18                   21
  LONG-TERM DEBT                                                                17                   16
  OTHER LIABILITIES                                                             83                   84
                                                                  -----------------     ----------------
    TOTAL LIABILITIES                                                          139                  143
                                                                  -----------------     ----------------

  SHAREHOLDERS' EQUITY                                                          14                   14
                                                                  -----------------     ----------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $            153      $           157
                                                                  =================     ================

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RESTATED TO CONFORM TO CURRENT
      YEAR PRESENTATION.

(PRELIMINARY)
                    AMERICAN EXPRESS COMPANY
                        FINANCIAL SUMMARY
                           (UNAUDITED)
(MILLIONS)


                                                                              QUARTERS ENDED
                                                                                  MARCH 31,
                                                                  --------------------------------------       PERCENTAGE
                                                                        2003                 2002               INC/(DEC)
                                                                  -----------------     ----------------     -----------------
REVENUES (A)
  TRAVEL RELATED SERVICES                                         $          4,486      $         4,199                    7 %
  AMERICAN EXPRESS FINANCIAL ADVISORS                                        1,411                1,434                   (2)
  AMERICAN EXPRESS BANK                                                        197                  178                   11
                                                                  -----------------     ----------------
                                                                             6,094                5,811                    5
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND ELIMINATIONS                                     (71)                 (52)                 (38)
                                                                  -----------------     ----------------

CONSOLIDATED REVENUES                                             $          6,023      $         5,759                    5 %
                                                                  =================     ================

PRETAX INCOME (LOSS)
  TRAVEL RELATED SERVICES                                         $            858      $           666                   29 %
  AMERICAN EXPRESS FINANCIAL ADVISORS                                          178                  252                  (30)
  AMERICAN EXPRESS BANK                                                         29                   20                   51
                                                                  -----------------     ----------------
                                                                             1,065                  938                   14
  CORPORATE AND OTHER                                                          (69)                 (80)                  12
                                                                  -----------------     ----------------

PRETAX INCOME                                                     $            996      $           858                   16 %
                                                                  =================     ================

NET INCOME (LOSS)
  TRAVEL RELATED SERVICES                                         $            584      $           467                   25 %
  AMERICAN EXPRESS FINANCIAL ADVISORS                                          133                  182                  (27)
  AMERICAN EXPRESS BANK                                                         19                   13                   55
                                                                  -----------------     ----------------
                                                                               736                  662                   11
  CORPORATE AND OTHER                                                          (44)                 (44)                  (3)
                                                                  -----------------     ----------------

NET INCOME                                                        $            692      $           618                   12 %
                                                                  =================     ================

(A) MANAGED NET REVENUES ARE REPORTED NET OF AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES. THE FOLLOWING TABLE RECONCILES CONSOLIDATED GAAP REVENUES TO MANAGED BASIS NET REVENUES:

           GAAP REVENUES                                          $          6,023      $         5,759                    5 %
             EFFECT OF TRS SECURITIZATIONS                                     264                  253                    4
             EFFECT OF AEFA PROVISIONS                                        (506)                (470)                   8
                                                                  -----------------     ----------------
           MANAGED NET REVENUES                                   $          5,781      $         5,542                    4 %
                                                                  =================     ================

(PRELIMINARY)
                    AMERICAN EXPRESS COMPANY
                  FINANCIAL SUMMARY (CONTINUED)
                           (UNAUDITED)


                                                                              QUARTERS ENDED
                                                                                  MARCH 31,
                                                                  --------------------------------------       PERCENTAGE
                                                                        2003                 2002               INC/(DEC)
                                                                  -----------------     ----------------     -----------------
EARNINGS PER SHARE

BASIC
  EARNINGS PER COMMON SHARE                                       $           0.53      $          0.47                  13 %
                                                                  =================     ================
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                               1,297                1,325                  (2)%
                                                                  =================     ================

DILUTED
  EARNINGS PER COMMON SHARE                                       $           0.53      $          0.46                  15 %
                                                                  =================     ================
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                               1,305                1,335                  (2)%
                                                                  =================     ================

CASH DIVIDENDS DECLARED PER COMMON SHARE                          $           0.08      $          0.08                   -
                                                                  =================     ================

                SELECTED STATISTICAL INFORMATION
                           (UNAUDITED)

                                                                              QUARTERS ENDED
                                                                                  MARCH 31,
                                                                  --------------------------------------       PERCENTAGE
                                                                        2003                 2002               INC/(DEC)
                                                                  -----------------     ----------------     -----------------
RETURN ON AVERAGE EQUITY*                                                    20.7%                11.5%                   -
COMMON SHARES OUTSTANDING (MILLIONS)                                         1,298                1,329                  (2)%
BOOK VALUE PER COMMON SHARE:
    ACTUAL                                                        $          10.84      $          9.40                  15 %
    EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY
        OF SFAS NO. 115 AND SFAS NO. 133                          $          10.39      $          9.46                  10 %
SHAREHOLDERS' EQUITY (BILLIONS)                                   $           14.1      $          12.5                  13 %

* COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDERS'
  EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING
  FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133,
  "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)
                  AMERICAN EXPRESS COMPANY
        CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                        (UNAUDITED)
(MILLIONS)


                                                                                  QUARTERS ENDED

                                                     ----------------------------------------------------------------------------
                                                      MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                                        2003           2002           2002           2002           2002
                                                     ----------     ----------     ----------     ----------     ----------
REVENUES
  DISCOUNT REVENUE                                   $   1,976      $   2,122      $   1,967      $   1,997      $   1,845
  INTEREST AND DIVIDENDS, NET                              767            816            759            658            758
  MANAGEMENT AND DISTRIBUTION FEES                         520            528            551            609            597
  SECURITIZATION INCOME                                    486            518            500            540            383
  NET CARD FEES                                            451            435            439            429            423
  CARDMEMBER LENDING NET FINANCE CHARGE REVENUE            458            382            332            366            405
  TRAVEL COMMISSIONS AND FEES                              340            369            342            369            328
  OTHER REVENUES                                         1,025          1,026          1,017            977          1,020
                                                     ----------     ----------     ----------     ----------     ----------
    TOTAL REVENUES                                       6,023          6,196          5,907          5,945          5,759
EXPENSES
  HUMAN RESOURCES                                        1,490          1,379          1,414          1,454          1,478
  PROVISION FOR LOSSES AND BENEFITS                      1,110          1,250          1,073          1,104          1,159
  MARKETING AND PROMOTION                                  364            397            403            386            362
  INTEREST                                                 230            270            264            277            271
  OTHER OPERATING EXPENSES                               1,833          1,937          1,796          1,776          1,644
  RESTRUCTURING CHARGES                                      -             14             (2)            (6)           (13)
  DISASTER RECOVERY CHARGE                                   -              -              -             (7)             -
                                                     ----------     ----------     ----------     ----------     ----------
    TOTAL EXPENSES                                       5,027          5,247          4,948          4,984          4,901
                                                     ----------     ----------     ----------     ----------     ----------
PRETAX INCOME                                              996            949            959            961            858
INCOME TAX PROVISION                                       304            266            272            278            240
                                                     ----------     ----------     ----------     ----------     ----------
NET INCOME                                           $     692      $     683      $     687      $     683      $     618
                                                     ==========     ==========     ==========     ==========     ==========

(PRELIMINARY)
                  AMERICAN EXPRESS COMPANY
                     FINANCIAL SUMMARY
                        (UNAUDITED)
(MILLIONS)

                                                                                  QUARTERS ENDED

                                                     ----------------------------------------------------------------------
                                                      MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                                        2003           2002           2002           2002           2002
                                                     ----------     ----------     ----------     ----------     ----------
REVENUES (A)
  TRAVEL RELATED SERVICES                            $   4,486      $   4,665      $   4,395      $   4,462      $   4,199
  AMERICAN EXPRESS FINANCIAL ADVISORS                    1,411          1,444          1,388          1,351          1,434
  AMERICAN EXPRESS BANK                                    197            188            199            180            178
                                                     ----------     ----------     ----------     ----------     ----------
                                                         6,094          6,297          5,982          5,993          5,811
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND ELIMINATIONS                 (71)          (101)           (75)           (48)           (52)
                                                     ----------     ----------     ----------     ----------     ----------

CONSOLIDATED REVENUES                                $   6,023      $   6,196      $   5,907      $   5,945      $   5,759
                                                     ==========     ==========     ==========     ==========     ==========

PRETAX INCOME (LOSS)
  TRAVEL RELATED SERVICES                            $     858      $     794      $     798      $     822      $     666
  AMERICAN EXPRESS FINANCIAL ADVISORS                      178            206            205            202            252
  AMERICAN EXPRESS BANK                                     29             36             38             27             20
                                                     ----------     ----------     ----------     ----------     ----------
                                                         1,065          1,036          1,041          1,051            938
  CORPORATE AND OTHER                                      (69)           (87)           (82)           (90)           (80)
                                                     ----------     ----------     ----------     ----------     ----------

PRETAX INCOME                                        $     996      $     949      $     959      $     961      $     858
                                                     ==========     ==========     ==========     ==========     ==========

NET INCOME (LOSS)
  TRAVEL RELATED SERVICES                            $     584      $     550      $     553      $     565      $     467
  AMERICAN EXPRESS FINANCIAL ADVISORS                      133            153            152            145            182
  AMERICAN EXPRESS BANK                                     19             24             25             18             13
                                                     ----------     -----------    ----------     ----------     ----------
                                                           736            727            730            728            662
  CORPORATE AND OTHER                                      (44)           (44)           (43)           (45)           (44)
                                                     ----------     -----------    ----------     ----------     ----------

NET INCOME                                           $     692      $     683      $     687      $     683      $     618
                                                     ==========     ===========    ==========     ==========     ==========



(A) MANAGED NET REVENUES ARE REPORTED NET OF AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES. THE FOLLOWING TABLE RECONCILES CONSOLIDATED GAAP REVENUES TO MANAGED BASIS NET REVENUES:


           GAAP REVENUES                             $   6,023      $   6,196      $   5,907      $   5,945      $   5,759
             EFFECT OF TRS SECURITIZATIONS                 264            224            278            193            253
             EFFECT OF AEFA PROVISIONS                    (506)          (539)          (487)          (458)          (470)
                                                     ----------     ----------     ----------     ----------     ----------
           MANAGED NET REVENUES                      $   5,781      $   5,881      $   5,698      $   5,680      $   5,542
                                                     ==========     ==========     ==========     ==========     ==========

                                                                   18

(PRELIMINARY)
                  AMERICAN EXPRESS COMPANY
               FINANCIAL SUMMARY (CONTINUED)
                        (UNAUDITED)

                                                                                  QUARTERS ENDED

                                                     ----------------------------------------------------------------------
                                                      MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                                        2003           2002           2002           2002           2002
                                                     ----------     ----------     ----------     ----------     ----------
EARNINGS PER SHARE

BASIC
  EARNINGS PER COMMON SHARE                          $    0.53      $    0.52      $    0.52      $    0.52      $    0.47
                                                     ==========     ==========     ==========     ==========     ==========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)           1,297          1,309          1,323          1,325          1,325
                                                     ==========     ==========     ==========     ==========     ==========

DILUTED
  EARNINGS PER COMMON SHARE                          $    0.53      $    0.52      $    0.52      $    0.51      $    0.46
                                                     ==========     ==========     ==========     ==========     ==========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)           1,305          1,317          1,330          1,341          1,335
                                                     ==========     ==========     ==========     ==========     ==========

CASH DIVIDENDS DECLARED PER COMMON SHARE             $    0.08      $    0.08      $    0.08      $    0.08      $    0.08
                                                     ==========     ==========     ==========     ==========     ==========


                                                                         SELECTED STATISTICAL INFORMATION
                                                                                   (UNAUDITED)

                                                                                  QUARTERS ENDED

                                                     ----------------------------------------------------------------------
                                                      MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                                        2003           2002           2002           2002           2002
                                                     ----------     ----------     ----------     ----------     ----------

RETURN ON AVERAGE EQUITY*                                 20.7%          20.6%          18.1%          15.4%          11.5%
COMMON SHARES OUTSTANDING (MILLIONS)                     1,298          1,305          1,325          1,332          1,329
BOOK VALUE PER COMMON SHARE:
    ACTUAL                                           $   10.84      $   10.63      $   10.55      $    9.98      $    9.40
    EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY
        OF SFAS NO. 115 AND SFAS NO. 133             $   10.39      $   10.19      $   10.00      $    9.79      $    9.46
SHAREHOLDERS' EQUITY (BILLIONS)                      $    14.1      $    13.9      $    14.0      $    13.3      $    12.5


* COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)
              TRAVEL RELATED SERVICES
                STATEMENTS OF INCOME
                    (UNAUDITED)
(MILLIONS)


                                                                QUARTERS ENDED
                                                                    MARCH 31,
                                                     -------------------------------------      PERCENTAGE
                                                          2003                 2002              INC/(DEC)
                                                     ----------------    -----------------    -----------------
NET REVENUES:
  DISCOUNT REVENUE                                   $         1,976      $         1,845                  7.1%
  NET CARD FEES                                                  451                  423                  6.6
  LENDING:
    FINANCE CHARGE REVENUE                                       587                  532                 10.4
    INTEREST EXPENSE                                             129                  127                  1.6
                                                     ----------------    -----------------
      NET FINANCE CHARGE REVENUE                                 458                  405                 13.1
  TRAVEL COMMISSIONS AND FEES                                    340                  328                  3.7
  TRAVELERS CHEQUE INVESTMENT INCOME                              92                   90                  2.0
  SECURITIZATION INCOME                                          486                  383                 26.9
  OTHER REVENUES                                                 683                  725                 (5.8)
                                                     ----------------    -----------------
        TOTAL NET REVENUES                                     4,486                4,199                  6.8
                                                     ----------------    -----------------
EXPENSES:
  MARKETING AND PROMOTION                                        350                  326                  7.2
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                                  208                  252                (17.2)
    LENDING                                                      331                  346                 (4.3)
    OTHER                                                         31                   48                (36.5)
                                                     ----------------    -----------------
      TOTAL                                                      570                  646                (11.7)
  CHARGE CARD INTEREST EXPENSE                                   209                  244                (14.6)
  HUMAN RESOURCES                                                916                  901                  1.7
  OTHER OPERATING EXPENSES                                     1,583                1,429                 10.7
  RESTRUCTURING CHARGES                                            -                  (13)                   -
                                                     ----------------    -----------------
        TOTAL EXPENSES                                         3,628                3,533                  2.7
                                                     ----------------    -----------------
PRETAX INCOME                                                    858                  666                 28.9
INCOME TAX PROVISION                                             274                  199                 37.8
                                                     ----------------    -----------------
NET INCOME                                           $           584      $           467                 25.2%
                                                     ================    =================

(PRELIMINARY)
              TRAVEL RELATED SERVICES
          SELECTED FINANCIAL INFORMATION
                    (UNAUDITED)

QUARTERS ENDED MARCH 31,
(MILLIONS)


                                                    GAAP BASIS                                            SECURITIZATION EFFECT
                                        -----------------------------------      PERCENTAGE            -----------------------------
                                              2003              2002              INC/(DEC)                2003            2002
                                        -----------------  ----------------    -----------------       --------------  -------------
NET REVENUES:
  DISCOUNT REVENUE                      $          1,976   $         1,845                  7.1 %
  NET CARD FEES                                      451               423                  6.6
  LENDING:
    FINANCE CHARGE REVENUE                           587               532                 10.4        $         583   $        567
    INTEREST EXPENSE                                 129               127                  1.6                   64             80
                                        -----------------  ----------------                            --------------  -------------
      NET FINANCE CHARGE REVENUE                     458               405                 13.1                  519            487
  TRAVEL COMMISSIONS AND FEES                        340               328                  3.7
  TRAVELERS CHEQUE INVESTMENT INCOME                  92                90                  2.0
  SECURITIZATION INCOME                              486               383                 26.9                 (486)          (383)
  OTHER REVENUES                                     683               725                 (5.8)                 231            149
                                        -----------------  ----------------                            --------------  -------------
        TOTAL NET REVENUES                         4,486             4,199                  6.8                  264            253
                                        -----------------  ----------------                            --------------  -------------
EXPENSES:
  MARKETING AND PROMOTION                            350               326                  7.2                  (26)           (25)
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                      208               252                (17.2)
    LENDING                                          331               346                 (4.3)                 307            298
    OTHER                                             31                48                (36.5)
                                        -----------------  ----------------                            --------------  -------------
      TOTAL                                          570               646                (11.7)                 307            298
  CHARGE CARD INTEREST EXPENSE                       209               244                (14.6)                   -             (3)
  HUMAN RESOURCES                                    916               901                  1.7
  OTHER OPERATING EXPENSES                         1,583             1,429                 10.7                  (17)           (17)
  RESTRUCTURING CHARGES                                -               (13)                   -
                                        -----------------  ----------------                            --------------  -------------
        TOTAL EXPENSES                             3,628             3,533                  2.7        $         264   $         253
                                        -----------------  ----------------                            --------------  -------------
PRETAX INCOME                                        858               666                 28.9
INCOME TAX PROVISION                                 274               199                 37.8
                                        -----------------  ----------------
NET INCOME                              $            584   $           467                 25.2 %
                                        =================  ================


                                                     MANAGED BASIS
                                         ------------------------------------    PERCENTAGE
                                               2003               2002            INC/(DEC)
                                         -----------------  -----------------  ----------------
NET REVENUES:
  DISCOUNT REVENUE
  NET CARD FEES
  LENDING:
    FINANCE CHARGE REVENUE               $          1,170   $          1,099               6.5 %
    INTEREST EXPENSE                                  193                207              (6.9)
                                         -----------------  -----------------
      NET FINANCE CHARGE REVENUE                      977                892               9.6
  TRAVEL COMMISSIONS AND FEES
  TRAVELERS CHEQUE INVESTMENT INCOME
  SECURITIZATION INCOME                                 -                  -                 -
  OTHER REVENUES                                      914                874               4.6
                                         -----------------  -----------------
        TOTAL NET REVENUES                          4,750              4,452               6.7
                                         -----------------  -----------------
EXPENSES:
  MARKETING AND PROMOTION                             324                301               7.8
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD
    LENDING                                           638                644              (1.0)
    OTHER
                                         -----------------  -----------------
      TOTAL EXPENSES                                  877                944              (7.1)
  CHARGE CARD INTEREST EXPENSE                        209                241             (13.5)
  HUMAN RESOURCES
  OTHER OPERATING EXPENSES                          1,566              1,412              10.9
  RESTRUCTURING CHARGES
                                         -----------------  -----------------
        TOTAL EXPENSES                   $          3,892   $          3,786               2.8
                                         -----------------  -----------------



MANAGEMENT VIEWS THE GAINS FROM SECURITIZATIONS AS DISCRETIONARY BENEFITS TO BE USED FOR CARD ACQUISITION EXPENSES, WHICH ARE REFLECTED IN MARKETING AND PROMOTION EXPENSE AND OTHER OPERATING EXPENSES. CONSEQUENTLY, THE ABOVE MANAGED SELECTED FINANCIAL INFORMATION FOR THE QUARTERS ENDED MARCH 31, 2003 AND 2002 ASSUME THAT GAINS OF $43 MILLION AND $42 MILLION, RESPECTIVELY, FROM LENDING SECURITIZATIONS WERE OFFSET BY HIGHER MARKETING AND PROMOTION EXPENSE OF $26 MILLION AND $25 MILLION, RESPECTIVELY, AND OTHER OPERATING EXPENSE OF $17 MILLION IN BOTH PERIODS. ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE GAINS, HAVE BEEN ELIMINATED.

(PRELIMINARY)
             TRAVEL RELATED SERVICES
         SELECTED FINANCIAL INFORMATION
                   (UNAUDITED)
QUARTERS ENDED
(MILLIONS)


                                                         GAAP BASIS                            SECURITIZATION EFFECT
                                          ----------------------------------------     ----------------------------------------

                                          DECEMBER 31,   SEPTEMBER 30,   JUNE 30,      DECEMBER 31,  SEPTEMBER 30,    JUNE 30,
                                              2002          2002           2002           2002           2002           2002
                                          ----------     ----------     ----------     ----------     ----------     ----------
NET REVENUES:
  DISCOUNT REVENUE                        $    2,122     $    1,967     $    1,997
  NET CARD FEES                                  435            439            429
  LENDING:
    FINANCE CHARGE REVENUE                       514            456            493     $      641     $      678     $      623
    INTEREST EXPENSE                             132            124            127             89             98             73
                                          ----------     ----------     ----------     ----------     ----------     ----------
      NET FINANCE CHARGE REVENUE                 382            332            366            552            580            550
  TRAVEL COMMISSIONS AND FEES                    369            342            369
  TRAVELERS CHEQUE INVESTMENT INCOME              94             96             95
  SECURITIZATION INCOME                          518            500            540           (518)          (500)          (540)
  OTHER REVENUES                                 745            719            666            190            198            183
                                          ----------     ----------     ----------     ----------     ----------     ----------
        TOTAL NET REVENUES                     4,665          4,395          4,462            224            278            193
                                          ----------     ----------     ----------     ----------     ----------     ----------
EXPENSES:
  MARKETING AND PROMOTION                        371            394            365              -             (5)           (51)
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                  237            191            280
    LENDING                                      414            319            290            227            291            282
    OTHER                                         26             38             37
                                          ----------     ----------     ----------     ----------     ----------     ----------
      TOTAL                                      677            548            607            227            291            282
  CHARGE CARD INTEREST EXPENSE                   252            249            256             (3)            (4)            (4)
  HUMAN RESOURCES                                852            871            879
  OTHER OPERATING EXPENSES                     1,704          1,535          1,539              -             (4)           (34)
  RESTRUCTURING CHARGES                           15              -             (6)
                                          ----------     ----------     ----------     ----------     ----------     ----------
        TOTAL EXPENSES                         3,871          3,597          3,640     $      224     $      278     $      193
                                          ----------     ----------     ----------     ----------     ----------     ----------
PRETAX INCOME                                    794            798            822
INCOME TAX PROVISION                             244            245            257
                                          ----------     ----------     ----------
NET INCOME                                $      550     $      553     $      565
                                          ==========     ==========     ==========


                                                      MANAGED BASIS
                                    --------------------------------------------------

                                      DECEMBER 31,     SEPTEMBER 30,       JUNE 30,
                                          2002             2002              2002
                                     --------------    ---------------   --------------
 NET REVENUES:
  DISCOUNT REVENUE
  NET CARD FEES
  LENDING:
    FINANCE CHARGE REVENUE           $        1,155    $         1,134   $        1,116
    INTEREST EXPENSE                            221                222              200
                                     --------------    ---------------   --------------
      NET FINANCE CHARGE REVENUE                934                912              916
  TRAVEL COMMISSIONS AND FEES
  TRAVELERS CHEQUE INVESTMENT INCOME
  SECURITIZATION INCOME                           -                  -                -
  OTHER REVENUES                                935                917              849
                                     --------------    ---------------   --------------
        TOTAL NET REVENUES                    4,889              4,673            4,655
                                     --------------    ---------------   --------------
EXPENSES:
  MARKETING AND PROMOTION                       371                389              314
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD
    LENDING                                     641                610              572
    OTHER
                                     --------------    ---------------   --------------
      TOTAL                                     904               839               889
  CHARGE CARD INTEREST EXPENSE                  249               245               252
  HUMAN RESOURCES
  OTHER OPERATING EXPENSES                    1,704             1,531             1,505
  RESTRUCTURING CHARGES
                                     --------------    ---------------   --------------
        TOTAL EXPENSES                $       4,095    $        3,875    $        3,833
                                     --------------    ---------------   --------------



MANAGEMENT VIEWS THE GAINS FROM SECURITIZATIONS AS DISCRETIONARY BENEFITS TO BE USED FOR CARD ACQUISITION EXPENSES, WHICH ARE REFLECTED IN MARKETING AND PROMOTION EXPENSE AND OTHER OPERATING EXPENSES. CONSEQUENTLY, THE ABOVE MANAGED SELECTED FINANCIAL INFORMATION FOR THE QUARTERS ENDED SEPTEMBER 30, 2002 AND JUNE 30, 2002 ASSUME THAT GAINS OF $9 MILLION AND $85 MILLION, RESPECTIVELY, FROM LENDING SECURITIZATIONS WERE OFFSET BY HIGHER MARKETING AND PROMOTION EXPENSE OF $5 MILLION AND $51 MILLION, RESPECTIVELY, AND OTHER OPERATING EXPENSE OF $4 MILLION AND $34 MILLION, RESPECTIVELY. ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE GAINS, HAVE BEEN ELIMINATED.

(PRELIMINARY)
                   TRAVEL RELATED SERVICES
              SELECTED STATISTICAL INFORMATION
                         (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)


                                                                       QUARTERS ENDED
                                                                           MARCH 31,
                                                              ---------------------------------        PERCENTAGE
                                                                  2003               2002               INC/(DEC)
                                                              --------------     --------------   ---------------
TOTAL CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                                        35.4               34.8               1.7 %
  OUTSIDE THE UNITED STATES (A)                                        22.4               20.8               7.8
                                                              --------------     --------------
      TOTAL                                                            57.8               55.6               4.0 %
                                                              ==============     ==============
BASIC CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                                        27.1               26.9               0.9 %
  OUTSIDE THE UNITED STATES (A)                                        18.5               15.8               8.0  (A)
                                                              --------------     --------------
      TOTAL                                                            45.6               42.7               3.7 %(A)
                                                              ==============     ==============
CARD BILLED BUSINESS
  UNITED STATES                                               $        58.9      $        54.3               8.4 %
  OUTSIDE THE UNITED STATES                                            19.9               17.3              15.2
                                                              --------------     --------------
      TOTAL                                                   $        78.8      $        71.6              10.0 %
                                                              ==============     ==============

AVERAGE DISCOUNT RATE (A)                                              2.60%              2.66%                -
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A)               $       1,894      $       1,825               7.2 %(A)
AVERAGE FEE PER CARD - MANAGED (DOLLARS) (A)                  $          35      $          33                 -
NON-AMEX BRAND (B):
  CARDS-IN-FORCE (MILLIONS)                                             0.7                0.7               0.2 %
  BILLED BUSINESS                                             $         0.9      $         0.9              (0.6)%
TRAVEL SALES                                                  $         3.7      $         3.7              (1.3)%
  TRAVEL COMMISSIONS AND FEES/SALES (C)                                 9.3%               8.8%                -
TRAVELERS CHEQUE:
  SALES                                                       $         4.1      $         4.6              (9.8)%
  AVERAGE OUTSTANDING                                         $         6.5      $         6.2               4.9 %
  AVERAGE INVESTMENTS                                         $         6.9      $         6.6               4.1 %
  TAX EQUIVALENT YIELD                                                  8.6%               8.8%                -
TOTAL DEBT                                                    $        34.1      $        34.5              (1.2)%
SHAREHOLDER'S EQUITY                                          $         7.5      $         7.0               8.0 %
RETURN ON AVERAGE EQUITY (D)                                           30.8%              20.6%                -
RETURN ON AVERAGE ASSETS (E)                                            3.3%               2.1%                -


(A) CARDS-IN-FORCE INCLUDE PROPRIETARY CARDS AND CARDS ISSUED UNDER NETWORK PARTNERSHIP AGREEMENTS OUTSIDE THE U.S. AVERAGE DISCOUNT RATE, AVERAGE BASIC CARDMEMBER SPENDING AND AVERAGE FEE PER CARD ARE COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY. AT SEPTEMBER 30, 2002, 1.5 MILLION OF CANADIAN LENDING CARDS WERE TRANSFERRED TO BASIC (THOUGH THESE TYPES OF CARDS WERE AVAILABLE UNDER A SUPPLEMENTAL CARD PROGRAM) AS THE SPECIFIC CARDS WERE ISSUED UNDER A STAND-ALONE OFFER. THE IMPACT OF THIS TRANSFER ON THE QUARTER ENDED MARCH 31, 2002 WOULD HAVE BEEN TO INCREASE BASIC CARDS-IN-FORCE OUTSIDE THE U.S. TO 17.1 MILLION AND DECREASE AVERAGE BASIC CARDMEMBER SPENDING TO $1,766. PERCENTAGES OF INCREASE ARE CALCULATED ASSUMING THE TRANSFER HAD OCCURRED AT THE TIME THE CARDS WERE ISSUED.
(B) THIS DATA RELATES TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.
(C) COMPUTED FROM INFORMATION PROVIDED HEREIN.
(D) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(E) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL
    ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.

(PRELIMINARY)
                   TRAVEL RELATED SERVICES
        SELECTED STATISTICAL INFORMATION (CONTINUED)
                         (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)


                                                                          QUARTERS ENDED
                                                                             MARCH 31,
                                                              -------------------------------------         PERCENTAGE
                                                                   2003                 2002                 INC/(DEC)
                                                              ----------------     ----------------    ---------------
CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                                           $        24.3        $       24.2                   0.6 %
  90 DAYS PAST DUE AS A % OF TOTAL                                      2.4%                3.1%                    -
  LOSS RESERVES (MILLIONS)                                    $         923        $      1,031                 (10.5)%
    % OF RECEIVABLES                                                    3.8%                4.3%                    -
    % OF 90 DAYS PAST DUE                                               159%                138%                    -
  NET LOSS RATIO                                                       0.28%               0.39%                    -

U.S. LENDING (OWNED BASIS):
  TOTAL LOANS                                                 $        16.5        $       15.6                   5.7 %
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                                          1.9%                2.2%                    -
    90+ DAYS                                                            1.2%                1.4%                    -
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                                         $         798        $         668                 19.5 %
      PROVISION                                                         200                  243                (17.6)
      NET CHARGE-OFFS/OTHER                                            (208)                (235)               (11.5)
                                                              ----------------     ----------------
    ENDING BALANCE                                            $         790        $         676                 16.9 %
                                                              ================     ================
    % OF LOANS                                                          4.8%                 4.3%                   -
    % OF PAST DUE                                                       155%                 120%                   -
  AVERAGE LOANS                                               $        16.6        $        16.2                  2.5 %
  NET WRITE-OFF RATE                                                    5.4%                 6.7%                   -

U.S. LENDING - MANAGED BASIS:
  TOTAL LOANS                                                 $        34.6        $        31.3                 10.3 %
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                                          1.9%                  2.1%                  -
    90+ DAYS                                                            1.2%                  1.3%                  -
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                                         $       1,297        $       1,077                 20.5 %
      PROVISION                                                         507                  541                 (6.3)
      NET CHARGE-OFFS/OTHER                                            (457)                (474)                (3.5)
                                                              ----------------     ----------------
    ENDING BALANCE                                            $       1,347        $       1,144                 17.7 %
                                                              ================     ================
    % OF LOANS                                                          3.9%                 3.7%                   -
    % OF PAST DUE                                                       127%                 107%                   -
  AVERAGE LOANS                                               $        34.2        $        31.5                  8.5 %
  NET WRITE-OFF RATE                                                    5.5%                 6.5%                   -
  NET INTEREST YIELD                                                    9.4%                 9.6%                   -

(PRELIMINARY)
                  TRAVEL RELATED SERVICES
                    STATEMENTS OF INCOME
                        (UNAUDITED)
(MILLIONS)


                                                                              QUARTERS ENDED
                                      --------------------------------------------------------------------------------------------
                                         MARCH 31,        DECEMBER 31,       SEPTEMBER 30,        JUNE 30,           MARCH 31,
                                           2003               2002               2002               2002               2002
                                      ----------------   ----------------   ----------------   ----------------   ----------------
NET REVENUES:
  DISCOUNT REVENUE                    $         1,976    $         2,122    $         1,967    $         1,997    $         1,845
  NET CARD FEES                                   451                435                439                429                423
  LENDING:
    FINANCE CHARGE REVENUE                        587                514                456                493                532
    INTEREST EXPENSE                              129                132                124                127                127
                                      ----------------   ----------------   ----------------   ----------------   ----------------
      NET FINANCE CHARGE REVENUE                  458                382                332                366                405
  TRAVEL COMMISSIONS AND FEES                     340                369                342                369                328
  TRAVELERS CHEQUE INVESTMENT INCOME               92                 94                 96                 95                 90
  SECURITIZATION INCOME                           486                518                500                540                383
  OTHER REVENUES                                  683                745                719                666                725
                                      ----------------   ----------------   ----------------   ----------------   ----------------
        TOTAL NET REVENUES                      4,486              4,665              4,395              4,462              4,199
                                      ----------------   ----------------   ----------------   ----------------   ----------------
EXPENSES:
  MARKETING AND PROMOTION                         350                371                394                365                326
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                   208                237                191                280                252
    LENDING                                       331                414                319                290                346
    OTHER                                          31                 26                 38                 37                 48
                                      ----------------   ----------------   ----------------   ----------------   ----------------
      TOTAL                                       570                677                548                607                646
  CHARGE CARD INTEREST EXPENSE                    209                252                249                256                244
  HUMAN RESOURCES                                 916                852                871                879                901
  OTHER OPERATING EXPENSES                      1,583              1,704              1,535              1,539              1,429
  RESTRUCTURING CHARGES                             -                 15                  -                 (6)               (13)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
        TOTAL EXPENSES                          3,628              3,871              3,597              3,640              3,533
                                      ----------------   ----------------   ----------------   ----------------   ----------------
PRETAX INCOME                                     858                794                798                822                666
INCOME TAX PROVISION                              274                244                245                257                199
                                      ----------------   ----------------   ----------------   ----------------   ----------------
NET INCOME                            $           584    $           550    $           553    $           565    $           467
                                      ================   ================   ================   ================   ================


(PRELIMINARY)
                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (UNAUDITED)

(MILLIONS)                                                              QUARTERS ENDED
                                     -------------------------------------------------------------------------------------
                                       MARCH 31,        DECEMBER 31,     SEPTEMBER 30,        JUNE 30,         MARCH 31,
                                         2003              2002               2002              2002             2002
                                     -------------     -------------     -------------     -------------     -------------

LENDING FINANCE CHARGE REVENUE       $       1,170     $       1,155     $       1,134     $       1,116     $       1,099
LENDING INTEREST EXPENSE                       193               221               222               200               207
OTHER REVENUES                                 914               935               917               849               874
MARKETING AND PROMOTION                        324               371               389               314               301
LENDING PROVISION                              638               641               610               572               644
CHARGE CARD INTEREST EXPENSE                   209               249               245               252               241
OTHER OPERATING EXPENSES                     1,566             1,704             1,531             1,505             1,412

(PRELIMINARY)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)
                                                                                  QUARTERS ENDED
                                                 ---------------------------------------------------------------------------------
                                                   MARCH 31,       DECEMBER 31,    SEPTEMBER 30,       JUNE 30,        MARCH 31,
                                                      2003             2002             2002             2002             2002
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                           35.4             35.1             34.8             34.8             34.8
  OUTSIDE THE UNITED STATES (A)                           22.4             22.2             21.6             21.1             20.8
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL                                               57.8             57.3             56.4             55.9             55.6
                                                 =============    =============    =============    =============    =============
BASIC CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                           27.1             26.9             26.7             26.7             26.9
  OUTSIDE THE UNITED STATES (A)                           18.5             18.3             17.8             16.1             15.8
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL                                               45.6             45.2             44.5             42.8             42.7
                                                 =============    =============    =============    =============    =============
CARD BILLED BUSINESS
  UNITED STATES                                  $        58.9    $        62.9    $        58.2    $        58.7    $        54.3
  OUTSIDE THE UNITED STATES                               19.9             21.2             19.4             19.4             17.3
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL                                      $        78.8    $        84.1    $        77.6    $        78.1    $        71.6
                                                 =============    =============    =============    =============    =============

AVERAGE DISCOUNT RATE (A)                                 2.60%            2.62%            2.63%            2.65%            2.66%
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A)  $       1,894    $       2,050    $       1,906    $       1,993    $       1,825
AVERAGE FEE PER CARD - MANAGED (DOLLARS) (A)     $          35    $          34    $          34    $          34    $          33
NON-AMEX BRAND (B):
  CARDS-IN-FORCE (MILLIONS)                                0.7              0.7              0.7              0.7              0.7
  BILLED BUSINESS                                $         0.9    $         1.0    $         0.9    $         0.9    $         0.9
TRAVEL SALES                                     $         3.7    $         3.8    $         3.7    $         4.3    $         3.7
  TRAVEL COMMISSIONS AND FEES/SALES (C)                    9.3%             9.6%             9.3%             8.7%             8.8%
TRAVELERS CHEQUE:
  SALES                                          $         4.1    $         4.8    $         6.9    $         5.8    $         4.6
  AVERAGE OUTSTANDING                            $         6.5    $         6.5    $         7.0    $         6.4    $         6.2
  AVERAGE INVESTMENTS                            $         6.9    $         6.8    $         7.3    $         6.7    $         6.6
  TAX EQUIVALENT YIELD                                     8.6%             8.7%             8.4%             8.8%             8.8%
TOTAL DEBT                                       $        34.1    $        36.4    $        33.2    $        34.1    $        34.5
SHAREHOLDER'S EQUITY                             $         7.5    $         7.3    $         7.4    $         6.8    $         7.0
RETURN ON AVERAGE EQUITY (D)                              30.8%            29.9%            25.2%            21.0%            20.6%
RETURN ON AVERAGE ASSETS (E)                               3.3%             3.2%             2.6%             2.2%             2.1%


(A) CARDS-IN-FORCE INCLUDE PROPRIETARY CARDS AND CARDS ISSUED UNDER NETWORK PARTNERSHIP AGREEMENTS OUTSIDE THE U.S. AVERAGE DISCOUNT RATE, AVERAGE BASIC CARDMEMBER SPENDING AND AVERAGE FEE PER CARD ARE COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY. AT SEPTEMBER 30, 2002, 1.5 MILLION OF CANADIAN LENDING CARDS WERE TRANSFERRED TO BASIC (THOUGH THESE TYPES OF CARDS WERE AVAILABLE UNDER A SUPPLEMENTAL CARD PROGRAM) AS THE SPECIFIC CARDS WERE ISSUED UNDER A STAND-ALONE OFFER. THE IMPACT OF THIS TRANSFER ON THE QUARTERS ENDED JUNE 30, 2002 AND MARCH 31, 2002 WOULD HAVE BEEN TO INCREASE BASIC CARDS-IN-FORCE OUTSIDE THE U.S. TO 17.4 MILLION AND 17.1 MILLION, RESPECTIVELY, AND DECREASE AVERAGE BASIC CARDMEMBER SPENDING TO $1,926 AND $1,766, RESPECTIVELY. PERCENTAGES OF INCREASE ARE CALCULATED ASSUMING THE TRANSFER HAD OCCURRED AT THE TIME THE CARDS WERE ISSUED.
(B) THIS DATA RELATES TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.
(C) COMPUTED FROM INFORMATION PROVIDED HEREIN.
(D) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(E) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.

(PRELIMINARY)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)
                                                                                QUARTERS ENDED
                                              -----------------------------------------------------------------------------------
                                                MARCH 31,       DECEMBER 31,     SEPTEMBER 30,        JUNE 30,        MARCH 31,
                                                  2003              2002             2002               2002            2002
                                              -------------    -------------     -------------     -------------    -------------
CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                           $        24.3    $        26.3     $        24.1     $        24.6    $        24.2
  90 DAYS PAST DUE AS A % OF TOTAL                      2.4%             2.2%              2.4%              2.6%             3.1%
  LOSS RESERVES (MILLIONS)                    $         923    $         930     $         934 (A) $       1,039    $       1,031
    % OF RECEIVABLES                                    3.8%             3.5%              3.9%              4.2%             4.3%
    % OF 90 DAYS PAST DUE                               159%             162%              161%              164%             138%
  NET LOSS RATIO                                       0.28%            0.32%             0.40%             0.40%            0.39%

U.S. LENDING (OWNED BASIS):
  TOTAL LOANS                                 $        16.5    $        17.1     $        14.9     $        14.1    $        15.6
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                          1.9%             2.0%              2.0%              1.9%             2.2%
    90+ DAYS                                            1.2%             1.3%              1.2%              1.2%             1.4%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                         $         798    $         669     $         627     $         676    $         668
      PROVISION                                         200              318               217               176              243
      NET CHARGE-OFFS/OTHER                            (208)            (189)             (175)             (225)            (235)
                                              -------------    -------------     -------------     -------------    -------------
    ENDING BALANCE                            $         790    $         798     $         669     $         627    $         676
                                              =============    =============     =============     =============    =============
    % OF LOANS                                          4.8%             4.7%              4.5%              4.4%             4.3%
    % OF PAST DUE                                       155%             143%              139%              140%             120%
  AVERAGE LOANS                               $        16.6    $        15.7     $        14.2     $        14.7    $        16.2
  NET WRITE-OFF RATE                                    5.4%             5.2%              5.5%              6.3%             6.7%

U.S. LENDING - MANAGED BASIS:
  TOTAL LOANS                                 $        34.6    $        34.3     $        32.2     $        31.6    $        31.3
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                          1.9%             1.9%              2.0%              1.9%             2.1%
    90+ DAYS                                            1.2%             1.2%              1.2%              1.2%             1.3%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                         $       1,297    $       1,193     $       1,121     $       1,144    $       1,077
      PROVISION                                         507              547               507               458              541
      NET CHARGE-OFFS/OTHER                            (457)            (443)             (435)(A)          (481)            (474)
                                              -------------    -------------     -------------     -------------    -------------
    ENDING BALANCE                            $       1,347    $       1,297     $       1,193 (A) $       1,121    $       1,144
                                              =============    =============     =============     =============    =============
    % OF LOANS                                          3.9%             3.8%              3.7%              3.5%             3.7%
    % OF PAST DUE                                       127%             120%              118%(A)           115%             107%
  AVERAGE LOANS                               $        34.2    $        32.9     $        32.2     $        31.8    $        31.5
  NET WRITE-OFF RATE                                    5.5%             5.5%              5.7%(A)           6.2%             6.5%
  NET INTEREST YIELD                                    9.4%             9.8%              9.7%              9.8%             9.6%


(A) REVISED AS PER THE 8-K FILED WITH THE SEC ON DECEMBER 16, 2002.

(PRELIMINARY)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)
                                                             QUARTERS ENDED
                                                                MARCH 31,
                                                    -------------------------------      PERCENTAGE
                                                         2003              2002           INC/(DEC)
                                                    -------------     -------------     -------------
REVENUES:
  INVESTMENT INCOME                                 $         558     $         529               5.4 %
  MANAGEMENT AND DISTRIBUTION FEES                            522               597             (12.6)
  OTHER REVENUES                                              331               308               7.8
                                                    -------------     -------------
    TOTAL REVENUES                                          1,411             1,434              (1.6)
                                                    -------------     -------------

EXPENSES:
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                                 273               247              10.4
    INSURANCE                                                 192               171              12.0
    INVESTMENT CERTIFICATES                                    41                52             (20.6)
                                                    -------------     -------------
      TOTAL                                                   506               470               7.5
  HUMAN RESOURCES                                             479               499              (3.8)
  OTHER OPERATING EXPENSES                                    248               213              16.8
                                                    -------------     -------------
    TOTAL EXPENSES                                          1,233             1,182               4.4
                                                    -------------     -------------
PRETAX INCOME                                                 178               252             (29.5)
INCOME TAX PROVISION                                           45                70             (36.8)
                                                    -------------     -------------
NET INCOME                                          $         133     $         182             (26.7)%
                                                    =============     =============

(PRELIMINARY)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(MILLIONS, EXCEPT WHERE INDICATED)
                                                             QUARTERS ENDED
                                                                MARCH 31,
                                                    -------------------------------      PERCENTAGE
                                                         2003              2002           INC/(DEC)
                                                    -------------     -------------     -------------

INVESTMENTS (BILLIONS)*                             $        40.3     $        33.1              21.7 %
CLIENT CONTRACT RESERVES (BILLIONS)                 $        38.6     $        32.9              17.2 %
SHAREHOLDER'S EQUITY (BILLIONS)                     $         6.3     $         5.3              18.5 %
RETURN ON AVERAGE EQUITY **                                  10.6%              3.6%                -

LIFE INSURANCE INFORCE (BILLIONS)                   $       121.4     $       110.9               9.4 %
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS                 $        41.4     $        49.2             (15.9)%
    ASSETS OWNED, MANAGED OR ADMINISTERED
      FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS                              21.3              27.2             (21.9)%
        OTHER OWNED ASSETS                                   51.5              42.8              20.6
                                                    -------------     -------------
          TOTAL OWNED ASSETS                                 72.8              70.0               4.1
      MANAGED ASSETS                                         79.9              98.6             (19.0)
      ADMINISTERED ASSETS                                    34.0              36.4              (6.6)
                                                    -------------     -------------
        TOTAL                                       $       228.1     $       254.2             (10.3)%
                                                    =============     =============
MARKET APPRECIATION (DEPRECIATION) DURING
  THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                         $        (471)    $        (279)            (68.8)%
    OTHER OWNED ASSETS                              $          20     $        (278)                #
  MANAGED ASSETS                                    $      (1,145)    $          14                 #

CASH SALES:
  MUTUAL FUNDS                                      $       6,800     $       8,749             (22.3)%
  ANNUITIES                                                 2,205             1,548              42.4
  INVESTMENT CERTIFICATES                                   1,067               643              65.8
  LIFE AND OTHER INSURANCE PRODUCTS                           162               184             (11.8)
  INSTITUTIONAL                                             1,036             1,815             (42.9)
  OTHER                                                     1,683             1,028              63.9
                                                    -------------     -------------
TOTAL CASH SALES                                    $      12,953     $      13,967              (7.3)%
                                                    =============     =============

NUMBER OF FINANCIAL ADVISORS                               11,606            11,502               0.9 %
FEES FROM FINANCIAL PLANS AND ADVICE SERVICES       $        31.7     $        29.7               6.8 %
PERCENTAGE OF TOTAL SALES FROM FINANCIAL PLANS
  AND ADVICE SERVICES                                        75.6%             73.2%                -


# - DENOTES A VARIANCE OF MORE THAN 100%.

*   EXCLUDES CASH, DERIVATIVES, SHORT-TERM AND OTHER INVESTMENTS.
**  COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON
    SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)
                                                                                  QUARTERS ENDED
                                                 ---------------------------------------------------------------------------------
                                                   MARCH 31,       DECEMBER 31,    SEPTEMBER 30,       JUNE 30,         MARCH 31,
                                                      2003             2002            2002              2002             2002
                                                 -------------    -------------    -------------    -------------    -------------

REVENUES:
  INVESTMENT INCOME                              $         558    $         577    $         517    $         435    $         529
  MANAGEMENT AND DISTRIBUTION FEES                         522              535              551              609              597
  OTHER REVENUES                                           331              332              320              307              308
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL REVENUES                                       1,411            1,444            1,388            1,351            1,434
                                                 -------------    -------------    -------------    -------------    -------------

EXPENSES:
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                              273              283              259              245              247
    INSURANCE                                              192              203              182              181              171
    INVESTMENT CERTIFICATES                                 41               53               46               32               52
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL                                                506              539              487              458              470
  HUMAN RESOURCES                                          479              449              457              493              499
  OTHER OPERATING EXPENSES                                 248              250              239              205              213
  DISASTER RECOVERY CHARGE                                   -                -                -               (7)               -
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL EXPENSES                                       1,233            1,238            1,183            1,149            1,182
                                                 -------------    -------------    -------------    -------------    -------------
PRETAX INCOME                                              178              206              205              202              252
INCOME TAX PROVISION                                        45               53               53               57               70
                                                 -------------    -------------    -------------    -------------    -------------
NET INCOME                                       $         133    $         153    $         152    $         145    $         182
                                                 =============    =============    =============    =============    =============

(PRELIMINARY)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(MILLIONS)
                                                                                  QUARTERS ENDED
                                                 ---------------------------------------------------------------------------------
                                                    MARCH 31,      DECEMBER 31,    SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                                      2003             2002             2002            2002             2002
                                                 -------------    -------------    -------------    -------------    -------------

INVESTMENTS (BILLIONS)*                          $        40.3    $        38.2    $        35.8    $        33.9    $        33.1
CLIENT CONTRACT RESERVES (BILLIONS)              $        38.6    $        37.3    $        36.1    $        34.0    $        32.9
SHAREHOLDER'S EQUITY (BILLIONS)                  $         6.3    $         6.3    $         6.2    $         5.7    $         5.3
RETURN ON AVERAGE EQUITY **                               10.6%            11.6%            11.9%            12.1%             3.6%

LIFE INSURANCE INFORCE (BILLIONS)                $       121.4    $       119.0    $       116.3    $       114.2    $       110.9
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS              $        41.4    $        42.3    $        43.3    $        46.5    $        49.2
    ASSETS OWNED, MANAGED OR ADMINISTERED
      FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS                           21.3             22.0             21.1             24.6             27.2
        OTHER OWNED ASSETS                                51.5             51.7             47.8             44.4             42.8
                                                 -------------    -------------    -------------    -------------    -------------
          TOTAL OWNED ASSETS                              72.8             73.7             68.9             69.0             70.0
      MANAGED ASSETS                                      79.9             81.6             79.4             89.7             98.6
      ADMINISTERED ASSETS                                 34.0             33.0             29.9             32.9             36.4
                                                 -------------    -------------    -------------    -------------    -------------
        TOTAL                                    $       228.1    $       230.6    $       221.5    $       238.1    $       254.2
                                                 =============    =============    =============    =============    =============
MARKET APPRECIATION (DEPRECIATION) DURING
  THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                      $        (471)   $       1,040    $      (3,143)   $      (2,675)   $        (279)
    OTHER OWNED ASSETS                           $          20    $          23    $         637    $         516    $        (278)
    MANAGED ASSETS                               $      (1,145)   $       3,334    $     (11,013)   $      (9,123)   $          14

CASH SALES:
  MUTUAL FUNDS                                   $       6,800    $       6,563    $       7,693    $       8,940    $       8,749
  ANNUITIES                                              2,205            2,284            2,656            2,054            1,548
  INVESTMENT CERTIFICATES                                1,067              959            1,299            1,186              643
  LIFE AND OTHER INSURANCE PRODUCTS                        162              182              170              175              184
  INSTITUTIONAL                                          1,036              756              781              376            1,815
  OTHER                                                  1,683            1,269            1,399            1,504            1,028
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL CASH SALES                                 $      12,953    $      12,013    $      13,998    $      14,235    $      13,967
                                                 =============    =============    =============    =============    =============

NUMBER OF FINANCIAL ADVISORS                            11,606           11,689           11,353           11,360           11,502
FEES FROM FINANCIAL PLANS AND ADVICE SERVICES    $        31.7    $        26.8    $        27.4    $        30.0    $        29.7
PERCENTAGE OF TOTAL SALES FROM FINANCIAL PLANS
  AND ADVICE SERVICES                                     75.6%            74.4%            73.0%            72.7%            73.2%


*   EXCLUDES CASH, DERIVATIVES, SHORT-TERM AND OTHER INVESTMENTS.
**  COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON
    SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)
                            AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                 (UNAUDITED)

(MILLIONS)
                                                            QUARTERS ENDED
                                                                MARCH 31,
                                                    -------------------------------      PERCENTAGE
                                                         2003              2002           INC/(DEC)
                                                    -------------     -------------     -------------

NET REVENUES:
  INTEREST INCOME                                   $         149     $         143               4.6 %
  INTEREST EXPENSE                                             60                58               3.6
                                                    -------------     -------------
    NET INTEREST INCOME                                        89                85               5.2
  COMMISSIONS AND FEES                                         55                50               8.5
  FOREIGN EXCHANGE INCOME & OTHER REVENUES                     53                43              24.2
                                                    -------------     -------------
    TOTAL NET REVENUES                                        197               178              10.7
                                                    -------------     -------------

EXPENSES:
  HUMAN RESOURCES                                              61                55               9.1
  OTHER OPERATING EXPENSES                                     73                62              18.0
  PROVISION FOR LOSSES                                         34                41             (17.0)
                                                    -------------     -------------
    TOTAL EXPENSES                                            168               158               5.8
                                                    -------------     -------------
PRETAX INCOME                                                  29                20              50.7
INCOME TAX PROVISION                                           10                 7              43.4
                                                    -------------     -------------
NET INCOME                                          $          19     $          13              54.9 %
                                                    =============     =============

(PRELIMINARY)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT WHERE INDICATED)
                                                             QUARTERS ENDED
                                                                MARCH 31,
                                                    -------------------------------      PERCENTAGE
                                                         2003              2002           INC/(DEC)
                                                    -------------     -------------     -------------

TOTAL SHAREHOLDER'S EQUITY (MILLIONS)               $         918     $         767              19.7 %
RETURN ON AVERAGE COMMON EQUITY (A)                          12.1%             (1.4)%               -
RETURN ON AVERAGE ASSETS (B)                                 0.71%            (0.08)%               -
TOTAL LOANS                                         $         5.7     $         5.3               8.9 %
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)           $         106     $         128             (17.1)%
OTHER NON-PERFORMING ASSETS (MILLIONS)              $          15     $           2                 #
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)            $         155     $         160              (3.6)%
LOAN LOSS RESERVES AS A % OF TOTAL LOANS                      2.5%              2.9%                -
TOTAL PERSONAL FINANCIAL SERVICES (PFS) LOANS       $         1.5     $         1.7             (10.4)%
30+ DAYS PAST DUE PFS LOANS AS A % OF TOTAL                   5.0%              4.5%                -
DEPOSITS                                            $         9.5     $         8.2              15.6 %
ASSETS MANAGED (E) / ADMINISTERED                   $        13.1     $        11.8              11.3 %
ASSETS OF NON-CONSOLIDATED JOINT
  VENTURES                                          $         1.7     $         1.9              (7.4)%
RISK-BASED CAPITAL RATIOS:
  TIER 1                                                     10.8%             10.7%                -
  TOTAL                                                      11.0%             11.0%                -
LEVERAGE RATIO                                                5.5%              5.2%                -


#   DENOTES A VARIANCE OF MORE THAN 100%.

(A) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(B) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.
(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE CONSUMER LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE CONSUMER LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.
(D) ALLOCATION (MILLIONS):

          LOANS                                               $         145     $         154
          OTHER ASSETS, PRIMARILY FOREIGN EXCHANGE
             AND DERIVATIVES                                              5                 5
          UNFUNDED CONTINGENTS                                            5                 1
                                                              -------------     -------------
            TOTAL RESERVE FOR CREDIT LOSSES                   $         155     $         160
                                                              =============     =============

(E)    INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.

(PRELIMINARY)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)
                                                                                  QUARTERS ENDED
                                                 ---------------------------------------------------------------------------------
                                                    MARCH 31,      DECEMBER 31,    SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                                      2003             2002             2002            2002             2002
                                                 -------------    -------------    -------------    -------------    -------------

NET REVENUES:
  INTEREST INCOME                                $         149    $         156    $         158    $         149    $         143
  INTEREST EXPENSE                                          60               65               63               60               58
                                                 -------------    -------------    -------------    -------------    -------------
    NET INTEREST INCOME                                     89               91               95               89               85
  COMMISSIONS AND FEES                                      55               58               54               53               50
  FOREIGN EXCHANGE INCOME & OTHER REVENUES                  53               39               50               38               43
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL NET REVENUES                                     197              188              199              180              178
                                                 -------------    -------------    -------------    -------------    -------------

EXPENSES:
  HUMAN RESOURCES                                           61               59               62               60               55
  OTHER OPERATING EXPENSES                                  73               63               64               55               62
  PROVISION FOR LOSSES                                      34               31               37               38               41
  RESTRUCTURING CHARGES*                                     -               (1)              (2)               -                -
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL EXPENSES                                         168              152              161              153              158
                                                 -------------    -------------    -------------    -------------    -------------
PRETAX INCOME                                               29               36               38               27               20
INCOME TAX PROVISION                                        10               12               13                9                7
                                                 -------------    -------------    -------------    -------------    -------------
NET INCOME                                       $          19    $          24    $          25    $          18    $          13
                                                 =============    =============    =============    =============    =============


* THE FOURTH AND THIRD QUARTER 2002 RESTRUCTURING CHARGE AMOUNTS REPRESENT REVERSALS OF 2001 CHARGES OF $2.5 MILLION ($1.6 MILLION AFTER-TAX) AND $5.9 MILLION ($3.8 MILLION AFTER-TAX), RESPECTIVELY. THESE AMOUNTS WERE PARTIALLY OFFSET BY FOURTH AND THIRD QUARTER 2002 RESTRUCTURING CHARGES OF $1.5 MILLION ($0.7 MILLION AFTER-TAX) AND $3.9 MILLION ($2.4 MILLION AFTER-TAX), RESPECTIVELY. THE FOURTH QUARTER RESTRUCTURING CHARGE WAS COMPRISED OF PRIMARILY SEVERANCE COSTS. THE THIRD QUARTER RESTRUCTURING CHARGE WAS COMPRISED OF $2.0 MILLION PRETAX OF SEVERANCE COSTS AND $1.9 MILLION PRETAX OF OTHER CHARGES.

(PRELIMINARY)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT WHERE INDICATED)
                                                                                QUARTERS ENDED
                                               ---------------------------------------------------------------------------------
                                                 MARCH 31,       DECEMBER 31,    SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                                   2003              2002            2002             2002             2002
                                               -------------    -------------    -------------    -------------    -------------
TOTAL SHAREHOLDER'S EQUITY (MILLIONS)          $         918    $         947    $         899    $         812    $         767
RETURN ON AVERAGE COMMON EQUITY (A)                     12.1%            11.5%             9.8%            (0.4)%           (1.4)%
RETURN ON AVERAGE ASSETS (B)                            0.71%            0.67%            0.55%           (0.02)%          (0.08)%
TOTAL LOANS                                    $         5.7    $         5.6    $         5.5    $         5.6    $         5.3
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)      $         106    $         119    $         120    $         121    $         128
OTHER NON-PERFORMING ASSETS (MILLIONS)         $          15    $          15    $          17    $           2    $           2
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)       $         155    $         158    $         166    $         160    $         160
LOAN LOSS RESERVES AS A % OF TOTAL LOANS                 2.5%             2.7%             2.8%             2.8%             2.9%
TOTAL PERSONAL FINANCIAL SERVICES (PFS) LOANS  $         1.5    $         1.6    $         1.6    $         1.8    $         1.7
30+ DAYS PAST DUE PFS LOANS AS A % OF TOTAL              5.0%             5.4%             4.9%             4.6%             4.5%
DEPOSITS                                       $         9.5    $         9.5    $         8.6    $         8.7    $         8.2
ASSETS MANAGED (E) / ADMINISTERED              $        13.1    $        12.5    $        12.2    $        12.4    $        11.8
ASSETS OF NON-CONSOLIDATED JOINT
  VENTURES                                     $         1.7    $         1.8    $         1.8    $         1.9    $         1.9
RISK-BASED CAPITAL RATIOS:
  TIER 1                                                10.8%            10.9%            10.2%            10.1%            10.7%
  TOTAL                                                 11.0%            11.4%            10.9%            10.6%            11.0%
LEVERAGE RATIO                                           5.5%             5.3%             5.3%             5.2%             5.2%


(A) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(B) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.
(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE CONSUMER LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE CONSUMER LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.
(D) ALLOCATION (MILLIONS):

       LOANS                                      $         145   $         151   $         156   $         153   $         154
       OTHER ASSETS, PRIMARILY FOREIGN EXCHANGE
          AND DERIVATIVES                                     5               6               9               6               5
       UNFUNDED CONTINGENTS                                   5               1               1               1               1
                                                  -------------   -------------   -------------   -------------   -------------
       TOTAL RESERVE FOR CREDIT LOSSES            $         155   $         158   $         166   $         160   $         160
                                                  =============   =============   =============   =============   =============

(E) INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.